EATON VANCE GLOBAL MACRO ABSOLUTE RETURN FUND

Supplement to Summary Prospectus dated March 1, 2023

The following changes are effective July 1, 2023.

1.	The following replaces “Fees and Expenses of the Fund”:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below. You may qualify for a reduced sales charge on purchases of Class A shares if you invest, or agree to invest over a 13-month period, at least $100,000 in Eaton Vance funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations in the Fund's Prospectus. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 75 of the Fund's Prospectus and page 27 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None(1)	1.00%	None	None	None
(1)	Class A shares purchased at net asset value in amounts of $500,000 or more are subject to a 0.75% contingent deferred sales charge if redeemed within 12 months of purchase.

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment) (1)	Class A	Class C	Class I	Class R	Class R6
Management Fees	0.58%	0.58%	0.58%	0.58%	0.58%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	0.50%	None
Other Expenses	0.26%	0.26%	0.26%	0.25%	0.19%
Interest Expense	0.08%	0.08%	0.08%	0.08%	0.08%
Expenses Other than Interest Expense	0.18%	0.18%	0.18%	0.17%	0.11%
Total Annual Fund Operating Expenses	1.09%	1.84%	0.84%	1.33%	0.77%
(1)	Expenses in the table above and the Example below reflect the expenses of the Fund and Global Macro Portfolio (the “Portfolio”), the Portfolio in which the Fund invests its assets.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$433	$660	$906	$1,611	$433	$660	$906	$1,611
Class C shares	$287	$579	$995	$1,962	$187	$579	$995	$1,962
Class I shares	$86	$268	$466	$1,037	$86	$268	$466	$1,037
Class R shares	$135	$421	$729	$1,601	$135	$421	$729	$1,601
Class R6 shares	$79	$246	$428	$954	$79	$246	$428	$954

June 28, 2023	42560 6.28.23